Exhibit 99.1

ADVANCE NOTICE POLICY

(Adopted by the Board of Directors with immediate effect on April 1, 2013)

Atlantic Power Corporation
(the “Corporation”)

INTRODUCTION

The Corporation is committed to: (i) facilitating orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensuring that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allowing shareholders to register an informed vote.

The purpose of this Advance Notice Policy (the “Policy”) is to provide shareholders, directors and management of the Corporation with direction on the procedure for shareholder nomination of directors. The Policy is the framework by which the Corporation seeks to fix a deadline by which holders of record of common shares of the Corporation (“Common Shares”) must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper written form.

NOMINATIONS OF DIRECTORS

1.              Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

a.              by or at the direction of the board, including pursuant to a notice of meeting;

b.              by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”), or a requisition of the shareholders made in accordance with the provisions of the BCBCA; or

c.               by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in this Policy and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this Policy.

2.              In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation at the principal executive offices of the Corporation.

3.              To be timely, a Nominating Shareholder’s notice to the Secretary of the Corporation must be made:

a.              in the case of an annual meeting of shareholders (which may also be an annual and special meeting of Shareholders), not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the Notice Date) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

b.              in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

4.              To be in proper written form, a Nominating Shareholder’s notice to the Secretary of the Corporation must set forth:

a.              as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (iv) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and Applicable Securities Laws (as defined below);

b.              as to the Nominating Shareholder giving the notice, (i) the name and address of the Nominating Shareholder, (ii) the class or series and number of shares of the Corporation that are owned, directly or indirectly, beneficially or held of record by such Nominating Shareholder or any of its affiliates (naming such affiliates), (iii)  a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, share appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Nominating Shareholder or any of its affiliates is, directly or indirectly, a party as of the date of such notice (A) with respect to shares of the Corporation; or (B) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of such Nominating Shareholder or any of its affiliates with respect to securities of the Corporation or which has a value derived in whole or in part, directly or indirectly, from the value (or change in value) of any securities of the Corporation, in each case whether or not subject to settlement in the underlying security of the Corporation (each such agreement, arrangement or understanding, a “Disclosable Arrangement”) (specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the Corporation, as of the date of the notice; and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement); (iv) any proxy, agreement, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote, directly or indirectly, any shares of the Corporation; (v) any rights to dividends on the shares of the Corporation owned, directly or indirectly, beneficially by such Nominating Shareholder that are separated or separable from the underlying shares of the Corporation; (vi) any proportionate interest in shares of the Corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership in which such Nominating Shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (vii) any performance-related fees (other than an asset-based fee) that such Nominating Shareholder is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Nominating Shareholder’s immediate family sharing the same household; (viii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (ix) a representation whether such Nominating Shareholder intends, or is part of a group which intends, (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve or adopt the proposal or elect the nominee; and/or (B) otherwise to solicit proxies from shareholders in support of such proposal or nomination; and (x) any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and Applicable Securities Laws (as defined below); and

c.               an undertaking by the Nominating Shareholder to notify the Corporation in writing of any change in the information previously disclosed pursuant to Section 4(a)(iv), 4(b) of this Policy as of the record date for determining shareholders entitled to receive notice of such meeting, by notice received by the corporate secretary not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date).

5.              The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

6.              No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Policy; provided, however, that nothing in this Policy shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the BCBCA. The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

7.              For purposes of this Policy:

a.              “public announcement” shall mean disclosure in a press release reported by a national news service in Canada and the United States, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml; and

b.              “Applicable Securities Laws” means the applicable securities legislation of each relevant province, state and territory of Canada and the United States, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province, state and territory of Canada and the United States.

8.              Notwithstanding any other provision of this Policy, notice given to the Secretary of the Corporation pursuant to this Policy may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

9.              Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Policy. This Policy may be amended by the Board to adopt such laws, regulations, forms, rules or policies as required or recommended or allowed by securities regulatory agencies or stock exchanges, or as otherwise determined by the Board so as to meet or exceed industry standards.

EFFECTIVE DATE

This Policy was approved and adopted by the Board on the date first set out above (the “Effective Date”) and is and shall be effective and in full force and effect in accordance with its terms and conditions from and after such date. Notwithstanding the foregoing, if this Policy is not approved by ordinary resolution of shareholders of the Corporation present in person or voting by proxy at the next meeting of those shareholders validly held following the Effective Date, then this Policy shall terminate and be void and of no further force and effect following the termination of such meeting of shareholders.

GOVERNING LAW

This Policy shall be interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable in that province.